The Gabelli Asset Fund

SUMMARY PROSPECTUS April 30, 2014

Class A (GATAX), C (GATCX), I (GABIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Gabelli Asset Fund (the “Fund”) primarily seeks to provide growth of capital. The Fund’s secondary goal is to provide current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you or your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 9 of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.10%	0.10%	0.10%

Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$978	$1,272	$2,105
Class C Shares	$313	$658	$1,129	$2,431
Class I Shares	$112	$350	$606	$1,340

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$978	$1,272	$2,105
Class C Shares	$213	$658	$1,129	$2,431
Class I Shares	$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund will primarily invest in common stocks and preferred stocks. In making stock selections, the Fund strives to earn a 10% real rate of return. The Fund may also invest in foreign securities. The Fund focuses on companies which appear underpriced relative to their private market value (“PMV”). PMV is the value the Fund’s investment adviser, Gabelli Funds, LLC (the “Adviser”), believes informed investors would be willing to pay for a company.

Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio managers will invest in companies that, in the public market, are selling at a significant discount to the portfolio manager’s assessment of their PMV. The portfolio managers consider factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio managers also consider changes in economic and political outlooks as well as individual corporate developments. The portfolio managers will sell any Fund investments that lose their perceived value relative to other investments. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock and preferred stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants which are rights to purchase securities at a specified time at a specified price.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you believe that the market will favor value over growth stocks over the long term
•	you wish to include a value strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. Foreign securities are subject to currency, information, and political risks. The Fund is subject to the risk that the portfolio securities’ PMVs may never be realized by the market, or that the portfolio securities’ prices decline. The Fund is also subject to the risk that the portfolio manager’s assessment of the values of the securities the Fund holds may be incorrect, which may result in a decline in the value of Fund shares.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which United States and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI ASSET FUND

(Total Returns for Class A Shares for the Years Ended December 31)

Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was 19.17% (quarter ended June 30, 2009), and the lowest return for a quarter was (21.73)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2013, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Asset Fund Class A Shares:
Return Before Taxes	24.76%	18.28%	9.19%
Return After Taxes on Distributions	23.29%	17.64%	8.57%
Return After Taxes on Distributions and Sale of Fund Shares	15.13%	14.95%	7.59%
Class C Shares:
Return Before Taxes	30.41%	18.82%	9.03%
Class I Shares: (first issued on 01/11/08)
Return Before Taxes	32.70%	19.99%	10.01%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	7.41%

The returns shown for Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Fund, which are not offered in this Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since its inception on January 22, 1986. Mr. Kevin V. Dreyer has served as an Associate Portfolio Manager of the Fund since September 1, 2009. Mr. Christopher Marangi has served as an Associate Portfolio Manager of the Fund since December 1, 2010. Mr. Jeffrey J. Jonas, CFA, has served as an Associate Portfolio Manager of the Fund since October 1, 2012.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

405 multi 2014

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